SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2009

MATECH Corp.
(Exact name of Registrant as specified in its charter)

Delaware	333-23617	95-4622822
(State or other jurisdiction of incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

11661 San Vicente Boulevard, Suite 707
Los Angeles, CA 90049
(Address of principal executive offices)

Registrant's telephone number, including area code:  (310) 208-5589

________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below of the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective April 15, 2009, Mr. Joel R. Freedman voluntarily resigned as an officer and a director of MATECH Corp. as a condition to his recent employment with Citi Smith Barney.  Mr. Freedman may continue to provide services to the Company in the future as a consultant to the Company.

Section 9 – Financial Statements and Exhibits

Item 9.01     Financial Statements and Exhibits

(d)  Exhibits

17.1	Letter regarding resignation of Mr. Freedman dated April 15, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MATECH Corp.

Dated: April 21, 2009
/s/ Robert M. Bernstein
Robert M. Bernstein, Chief Executive Officer and President